Exhibit 99.1

For Immediate Release	July 30, 2024

LANDSTAR SYSTEM REPORTS SECOND QUARTER

REVENUE OF $1.225B AND EARNINGS PER SHARE OF $1.48

AND ANNOUNCES 9% INCREASE TO QUARTERLY DIVIDEND

Jacksonville, FL—Landstar System, Inc. (NASDAQ: LSTR) (“Landstar” or the “Company”) today reported basic and diluted earnings per share (“EPS”) of $1.48 in the 2024 second quarter on revenue of $1.225 billion. “The Landstar network of independent business owners performed admirably in a challenging freight transportation environment,” said Landstar President and Chief Executive Officer Frank Lonegro. “During the second quarter, we were encouraged to see our first sequential quarter-to-quarter revenue increase since the 2022 second quarter. Revenue in the 2024 second quarter grew 5% sequentially following seven quarters of sequential revenue declines. As we look to build on that momentum, we continue to invest in leading-edge technology and new trailing equipment. We are particularly proud of the efforts of the thousands of BCOs, agents and employees in our network, who work each day to improve our safety performance and deliver great service to our customers.”

Landstar continues to return meaningful amounts of capital to stockholders through the Company’s stock purchase program and dividends. During the 2024 second quarter, Landstar purchased approximately 316,000 shares of its common stock at an aggregate cost of $57.0 million. The Company is currently authorized to purchase up to an additional 2,684,000 shares of the Company’s common stock under its longstanding share purchase program. Landstar also announced today that its Board of Directors declared a quarterly dividend of $0.36 per share payable on September 10, 2024, to stockholders of record as of the close of business on August 20, 2024. This quarterly dividend includes a $0.03 per share increase, or 9%, over the amount of the Company’s regular quarterly dividend declared following each of the prior four quarters.

LANDSTAR SYSTEM/2

	2Q 2024	2Q 2023
Revenue	$1,225,005	$1,373,857
Gross profit	$119,996	$139,706
Variable contribution	$175,131	$198,182
Operating income	$68,059	$87,950
Basic and diluted earnings per share	$1.48	$1.85

(1)	Dollars above in thousands, except per share amounts
(2)	Please refer to the Consolidated Statements of Income and Reconciliation of Gross Profit to Variable Contribution included below

Total revenue was $1,225 million in the 2024 second quarter, compared to $1,374 million in the 2023 second quarter. Truck transportation revenue hauled by independent business capacity owners (“BCOs”) and truck brokerage carriers in the 2024 second quarter was $1,106 million, or 90% of revenue, compared to $1,247 million, or 91% of revenue, in the 2023 second quarter. Truckload transportation revenue hauled via van equipment in the 2024 second quarter was $619 million, compared to $703 million in the 2023 second quarter. Truckload transportation revenue hauled via unsided/platform equipment in the 2024 second quarter was $381 million, compared to $395 million in the 2023 second quarter. Revenue from other truck transportation, which is largely related to power-only services, in the 2024 second quarter was $78 million, compared to $118 million in the 2023 second quarter. Revenue hauled by rail, air and ocean cargo carriers was $94 million, or 8% of revenue, in the 2024 second quarter, compared to $101 million, or 7% of revenue, in the 2023 second quarter.

The number of loads hauled via truck declined 8.9% in the 2024 second quarter as compared to the 2023 second quarter, at the low end of the Company’s guidance included in its 2024 first quarter earnings release slide presentation, dated April 25, 2024. Truck revenue per load declined 2.6% in the 2024 second quarter as compared to the 2023 second quarter, slightly below the mid-point of the Company’s previously provided guidance.

Gross profit in the 2024 second quarter was $120 million and variable contribution (defined as revenue less the cost of purchased transportation and commissions to agents) in the 2024 second quarter was $175 million. Gross profit in the 2023 second quarter was $140 million and variable contribution in the 2023 second quarter was $198 million. Reconciliations of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2024 and 2023 second quarters and year-to-date periods are provided in the Company’s accompanying financial disclosures.

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The Company’s balance sheet continues to be very strong, with cash and short-term investments of approximately $504 million as of June 29, 2024. Trailing twelve-month return on average shareholders’ equity was 22%, and return on invested capital, representing net income divided by the sum of average equity plus average debt, was 20%.

Landstar will provide a live webcast of its quarterly earnings conference call this evening at 5:00 p.m. ET. To access the webcast, visit www.investor.landstar.com; click on “Webcasts,” then click on “Landstar’s Second Quarter 2024 Earnings Release Conference Call.” A slide presentation to accompany the webcast presentation is also available on Landstar’s investor relations website at https://investor.landstar.com/.

Contact:

Jim Todd

Chief Financial Officer

904-398-9400

About Landstar:

Landstar System, Inc., is a technology-enabled, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third-party capacity providers and employees. Landstar transportation services companies are certified to ISO 9001:2015 quality management system standards and RC14001:2015 environmental, health, safety and security management system standards. Landstar System, Inc. is headquartered in Jacksonville, Florida. Its common stock trades on The NASDAQ Stock Market® under the symbol LSTR.

LANDSTAR SYSTEM/4

Non-GAAP Financial Measures:

In this earnings release and accompanying financial disclosures, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution and variable contribution margin. The Company believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. The Company also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making.

Forward Looking Statements Disclaimer:

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not based on historical facts are “forward-looking statements.” This press release contains forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Terms such as “anticipates,” “believes,” “estimates,” “intention,” “expects,” “plans,” “predicts,” “may,” “should,” “could,” “will,” the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: an increase in the frequency or severity of accidents or other claims; unfavorable development of existing accident claims; dependence on third party insurance companies; dependence on independent commission sales agents; dependence on third party capacity providers; the impact of the Russian conflict with Ukraine on the operations of certain independent commission sales agents, including the Company’s largest such agent by revenue in the 2023 fiscal year; decreased demand for transportation services; U.S. trade relationships; substantial industry competition; disruptions or failures in the Company’s computer systems; cyber and other information security incidents; dependence on key vendors; potential changes in taxes; status of independent contractors; regulatory and legislative changes; regulations focused on diesel emissions and other air quality matters; regulations requiring the purchase and use of zero-emission vehicles; intellectual property; and other operational, financial or legal risks or

LANDSTAR SYSTEM/5

uncertainties detailed in Landstar’s Form 10-K for the 2023 fiscal year, described in Item 1A Risk Factors, and in other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

LANDSTAR SYSTEM/6

Landstar System, Inc. and Subsidiary

Consolidated Statements of Income

(Dollars in thousands, except per share amounts)

(Unaudited)

	Twenty-Six Weeks Ended		Thirteen Weeks Ended
	June 29,	July 1,	June 29,	July 1,
	2024	2023	2024	2023
Revenue	$2,396,048	$2,809,532	$1,225,005	$1,373,857
Investment income	7,066	3,852	3,654	2,484
Costs and expenses:
Purchased transportation	1,855,579	2,154,491	950,058	1,053,197
Commissions to agents	197,098	248,153	99,816	122,478
Other operating costs, net of gains on asset sales/dispositions	28,994	25,840	14,135	13,462
Insurance and claims	53,432	57,431	27,164	29,784
Selling, general and administrative	111,361	108,096	54,939	54,529
Depreciation and amortization	28,630	30,139	14,488	14,941

Total costs and expenses	2,275,094	2,624,150	1,160,600	1,288,391

Operating income	128,020	189,234	68,059	87,950
Interest and debt (income) expense	(3,286)	(1,033)	(1,675)	(307)

Income before income taxes	131,306	190,267	69,734	88,257
Income taxes	31,586	45,513	17,110	21,698

Net income	$99,720	$144,754	$52,624	$66,559

Basic and diluted earnings per share	$2.79	$4.03	$1.48	$1.85

Average basic and diluted shares outstanding	35,702,000	35,962,000	35,654,000	35,941,000

Dividends per common share	$0.66	$0.60	$0.33	$0.30

LANDSTAR SYSTEM/7

Landstar System, Inc. and Subsidiary

Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

(Unaudited)

	June 29,	December 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$438,062	$481,043
Short-term investments	65,959	59,661
Trade accounts receivable, less allowance of $11,697 and $11,738	724,479	743,762
Other receivables, including advances to independent contractors, less allowance of $15,974 and $14,010	42,117	43,339
Other current assets	44,568	24,936

Total current assets	1,315,185	1,352,741

Operating property, less accumulated depreciation and amortization of $449,364 and $436,682	285,995	284,300
Goodwill	41,607	42,275
Other assets	112,417	122,530

Total assets	$1,755,204	$1,801,846

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Cash overdraft	$58,358	$61,541
Accounts payable	401,535	395,980
Current maturities of long-term debt	27,980	27,876
Insurance claims	42,677	41,825
Dividends payable	—	71,433
Other current liabilities	75,168	76,569

Total current liabilities	605,718	675,224

Long-term debt, excluding current maturities	45,397	43,264
Insurance claims	59,862	58,922
Deferred income taxes and other non-current liabilities	43,415	40,513
Shareholders’ equity:
Common stock, $0.01 par value, authorized 160,000,000 shares, issued 68,553,927 and 68,497,324	686	685
Additional paid-in capital	256,084	254,642
Retained earnings	2,859,786	2,783,645
Cost of 33,102,276 and 32,780,651 shares of common stock in treasury	(2,106,266)	(2,048,184)
Accumulated other comprehensive loss	(9,478)	(6,865)

Total shareholders’ equity	1,000,812	983,923

Total liabilities and shareholders’ equity	$1,755,204	$1,801,846

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Landstar System, Inc. and Subsidiary

Supplemental Information

(Unaudited)

	Twenty-Six Weeks Ended		Thirteen Weeks Ended
	June 29,	July 1,	June 29,	July 1,
	2024	2023	2024	2023
Revenue generated through (in thousands):
Truck transportation
Truckload:
Van equipment	$1,247,244	$1,458,124	$618,940	$703,041
Unsided/platform equipment	723,995	772,336	380,950	394,772
Less-than-truckload	53,707	62,673	28,090	31,115
Other truck transportation (1)	149,675	277,520	77,709	118,017

Total truck transportation	2,174,621	2,570,653	1,105,689	1,246,945
Rail intermodal	45,002	50,889	22,307	25,232
Ocean and air cargo carriers	125,380	136,534	71,306	75,441
Other (2)	51,045	51,456	25,703	26,239

	$2,396,048	$2,809,532	$1,225,005	$1,373,857

Revenue on loads hauled via BCO Independent Contractors (3) included in total truck transportation	$918,071	$1,034,881	$465,510	$515,355
Number of loads:
Truck transportation
Truckload:
Van equipment	599,973	655,036	300,959	323,082
Unsided/platform equipment	244,407	263,185	126,460	135,613
Less-than-truckload	82,850	93,066	42,617	46,874
Other truck transportation (1)	71,440	110,373	37,914	52,311

Total truck transportation	998,670	1,121,660	507,950	557,880
Rail intermodal	14,380	15,390	7,230	7,630
Ocean and air cargo carriers	17,240	16,750	8,520	8,310

	1,030,290	1,153,800	523,700	573,820

Loads hauled via BCO Independent Contractors (3) included in total truck transportation	422,300	463,910	213,560	231,360
Revenue per load:
Truck transportation
Truckload:
Van equipment	$2,079	$2,226	$2,057	$2,176
Unsided/platform equipment	2,962	2,935	3,012	2,911
Less-than-truckload	648	673	659	664
Other truck transportation (1)	2,095	2,514	2,050	2,256
Total truck transportation	2,178	2,292	2,177	2,235
Rail intermodal	3,129	3,307	3,085	3,307
Ocean and air cargo carriers	7,273	8,151	8,369	9,078
Revenue per load on loads hauled via BCO Independent Contractors (3)	$2,174	$2,231	$2,180	$2,228
Revenue by capacity type (as a % of total revenue):
Truck capacity providers:
BCO Independent Contractors (3)	38%	37%	38%	38%
Truck Brokerage Carriers	52%	55%	52%	53%
Rail intermodal	2%	2%	2%	2%
Ocean and air cargo carriers	5%	5%	6%	5%
Other	2%	2%	2%	2%

			June 29,	July 1,
			2024	2023
Truck Capacity Providers
BCO Independent Contractors (3)			8,385	9,748

Truck Brokerage Carriers:
Approved and active (4)			45,382	58,303
Other approved			25,450	29,503

			70,832	87,806

Total available truck capacity providers			79,217	97,554

Trucks provided by BCO Independent Contractors (3)			9,180	10,548

(1)

Includes power-only, expedited, straight truck, cargo van, and miscellaneous other truck transportation revenue generated by the transportation logistics segment. Power-only refers to shipments where the Company furnishes a power unit and an operator but not trailing equipment, which is typically provided by the shipper or consignee.

(2)	Includes primarily reinsurance premium revenue generated by the insurance segment and intra-Mexico transportation services revenue generated by Landstar Metro.

(3)	BCO Independent Contractors are independent contractors who provide truck capacity to the Company under exclusive lease arrangements.

(4)	Active refers to Truck Brokerage Carriers who moved at least one load in the 180 days immediately preceding the fiscal quarter end.

LANDSTAR SYSTEM/9

Landstar System, Inc. and Subsidiary

Reconciliation of Gross Profit to Variable Contribution

(Dollars in thousands)

(Unaudited)

	Twenty-Six Weeks Ended		Thirteen Weeks Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Revenue	$2,396,048	$2,809,532	$1,225,005	$1,373,857
Costs of revenue:
Purchased transportation	1,855,579	2,154,491	950,058	1,053,197
Commissions to agents	197,098	248,153	99,816	122,478

Variable costs of revenue	2,052,677	2,402,644	1,049,874	1,175,675
Trailing equipment depreciation	13,834	16,519	6,937	8,150
Information technology costs (1)	11,986	13,493	6,182	6,742
Insurance-related costs (2)	54,659	58,382	27,881	30,122
Other operating costs	28,994	25,840	14,135	13,462

Other costs of revenue	109,473	114,234	55,135	58,476

Total costs of revenue	2,162,150	2,516,878	1,105,009	1,234,151

Gross profit	$233,898	$292,654	$119,996	$139,706

Gross profit margin	9.8%	10.4%	9.8%	10.2%
Plus: other costs of revenue	109,473	114,234	55,135	58,476

Variable contribution	$343,371	$406,888	$175,131	$198,182

Variable contribution margin	14.3%	14.5%	14.3%	14.4%

(1)

Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company’s Consolidated Statements of Income.

(2)

Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income.